westcore trust

Westcore MIDCO Growth Fund

Westcore Blue Chip Fund

Westcore Growth Fund

Westcore Small-Cap Opportunity Fund

Westcore Mid-Cap Value Fund

Westcore Select Fund

Westcore International Frontier Fund

Westcore Small-Cap Value Fund

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Westcore Colorado Tax-Exempt Fund

SUPPLEMENT DATED SEPTEMBER 28, 2007
TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2007

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information dated April 30, 2007.

    The following disclosure is to be added to the section regarding Credit Default Swaps beginning on page 5.

The Funds may enter into credit default swap transactions as either a purchase or seller up to 5% of the Fund’s net assets in aggregate based on the transaction notional amounts. The Funds will only enter into credit default swap transactions with counterparties approved by the Board with ratings at least A1/A+ at the time of the transaction.